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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 30, 1997



                           Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         1-12484                              06-1274088
(State or other                (Commission                         (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                    388 Greenwich Street, New York, NY 10013
              (Address of principal executive offices) (Zip Code)

                                 (212) 816-6000
              (Registrant's telephone number, including area code)
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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.  Description

         1.01 Terms Agreement, dated September 30, 1997, between Smith Barney Holdings Inc. (the "Company") and Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's Smith Barney S&P 500 Equity Linked Notes due October 3, 2003.

         4.01 Form of Note for the Company's Smith Barney S&P 500 Equity Linked Notes due October 3, 2003.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 30, 1997                        SMITH BARNEY HOLDINGS INC.



                                                  By:  /s/ Mark I. Kleinman
                                                       -------------------------
                                                       Mark I. Kleinman
                                                       Executive Vice President
                                                          and Treasurer


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                                EXHIBIT INDEX

  Exhibit No.  Description

         1.01 Terms Agreement, dated September 30, 1997, between Smith Barney Holdings Inc. (the "Company") and Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's Smith Barney S&P 500 Equity Linked Notes due October 3, 2003.

         4.01 Form of Note for the Company's Smith Barney S&P 500 Equity Linked Notes due October 3, 2003.